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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (date of earliest event reported): November 22, 2005
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                                CBRL GROUP, INC.


  Tennessee                          0-25225                      62-1749513
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(State or Other               (Commission File Number)        (I.R.S. Employer
Jurisdiction of                                              Identification No.)
 Incorporation)
                  305 Hartmann Drive, Lebanon, Tennessee 37087

                                 (615) 444-5533


Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR.13e-4(c))

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Item 7.01.  Regulation FD Disclosure.

     On November 22, 2005, CBRL Group, Inc. issued the press release that is furnished as Exhibit 99 to this Current Report on Form 8-K, which by this reference is incorporated herein as if copied verbatim, announcing that its Board of Directors had declared a cash dividend of thirteen cents per share, payable on February 8, 2006 to shareholders of record on January 13, 2006.


Item 9.01.  Financial Statements and Exhibits.

(a) Financial Statements. None

(b) Pro Forma Financial Information. None

(c) Exhibits.

     99     Press Release issued by CBRL Group, Inc. dated November 22, 2005.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  November 23, 2005             CBRL GROUP, INC.


                                      By: /s/ N.B. Forrest Shoaf
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                                      Name: N.B. Forrest Shoaf
                                      Title: Senior Vice President, Secretary
                                             and General Counsel